SUP-MULTI-0819

AB BOND FUNDS (“Bond Funds”)

-	AB Global Bond Fund
-	AB High Income Fund
-	AB Total Return Bond Portfolio
-	AB Unconstrained Bond Fund

AB WEALTH STRATEGIES (“Wealth Strategies”)

-	AB Wealth Appreciation Strategy
-	AB All Market Total Return Portfolio
-	AB Conservative Wealth Strategy
-	AB Tax-Managed Wealth Appreciation Strategy
-	AB Tax-Managed All Market Income Portfolio

AB GOVERNMENT MONEY MARKET PORTFOLIO (“Government Money Market”)

SANFORD C. BERNSTEIN FUND, INC.
(“SCB Funds”)

-	AB Short Duration Portfolio
-	AB Intermediate Diversified Municipal Portfolio
-	AB Tax-Managed International Portfolio

AB EQUITY FUNDS (“Equity Funds”)

-	AB Growth Fund
-	AB Large Cap Growth Fund
-	AB Discovery Growth Fund
-	AB Small Cap Growth Portfolio
-	AB Sustainable Global Thematic Fund
-	AB Sustainable International Thematic Fund

AB MUNICIPAL INCOME PORTFOLIOS (“Municipal Portfolios”)

-	AB National Portfolio
-	AB Arizona Portfolio
-	AB California Portfolio
-	AB Massachusetts Portfolio
-	AB Minnesota Portfolio
-	AB New Jersey Portfolio
-	AB New York Portfolio
-	AB Ohio Portfolio
-	AB Pennsylvania Portfolio
-	AB Virginia Portfolio

AB VALUE FUNDS (“Value Funds”)

-	AB Core Opportunities Fund
-	AB Discovery Value Fund
-	AB Equity Income Fund
-	AB Global Real Estate Investment Fund
-	AB Global Risk Allocation Fund
-	AB Relative Value Fund
-	AB International Value Fund
-	AB Value Fund

Each of the funds listed above is hereinafter referred to as a “Fund” or, collectively, the “Funds”.

Supplement dated August 1, 2019 to the following Prospectuses, as amended:

Prospectus	Date
Bond Funds	January 31, 2019 (July 12, 2019 for AB Total Return Bond Portfolio)
Equity Funds	October 31, 2018
Government Money Market	August 31, 2018
Municipal Portfolios	September 28, 2018
Value Funds	February 28, 2019
Wealth Strategies	December 31, 2018
SCB Funds	January 28, 2019

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At a meeting held on July 30 — July 31, 2019 (on July 24, 2019 in respect of the SCB Funds), each Fund’s Board of Directors/Trustees (each, a “Board”) approved the early conversion of the Fund’s Class B shares into Class A shares (the “Conversion”) to occur on or about November 7, 2019. In approving the Conversion, each Board determined that the Conversion is in the best interests of the shareholders of the Class B shares.

At the close of business on or about November 7, 2019 (the “Conversion Date”), all outstanding Class B shares of each Fund will be converted to Class A shares of the same Fund, which is prior to the date the Class B shares would normally be converted to Class A shares. Class B shares that are converted to Class A shares in connection with the Conversion will not be subject to a contingent deferred sales charge, nor will any sales charge be assessed in connection with the Class A shares that a shareholder receives in exchange for such Class B shares. Future purchases of Class A shares will be subject to the applicable sales load schedule. Shareholders should consult their Fund’s Prospectus for additional information regarding Class A sales loads and other expenses.

Effective August 2, 2019, existing Class B shareholders will no longer be permitted to purchase additional Class B shares, except that dividend reinvestments for Class B accounts will continue to be made in additional Class B shares and Class B shares of one Fund may continue to be exchanged for Class B shares of any other Fund in the AB Fund family. In addition, in limited circumstances, such as sales to certain retirement plans and sales made through retail omnibus platforms, the Fund will continue to offer Class B shares to existing Class B shareholders. All sales of Class B shares will cease on the Conversion Date.

The Conversion is not expected to be a taxable event for federal income tax purposes and should not result in the recognition of gain or loss by converting shareholders, although each shareholder should consult with his or her own tax adviser. The cash value of a shareholder’s investment will not change as a result of the Conversion.

No action is required by shareholders to effect the Conversion.

Effective as of the Conversion Date, all references to Class B shares in the Funds’ Prospectuses are deleted.

The Statement of Additional Information for each Fund is revised, as applicable, to incorporate changes conforming to this Supplement.

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This Supplement should be read in conjunction with the Prospectuses for the Funds.

You should retain this Supplement with your Prospectus(es) for future reference.

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

SUP-MULTI-0819

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